                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                           -----------------------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        filed pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

           Date of report (Date of earliest event reported): March 17, 1997





                                    HONEYWELL INC.
                                    --------------
                (Exact name of registrant as specified in its charter)


         DELAWARE                   1-971                     41-0415010
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(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)



HONEYWELL PLAZA, MINNEAPOLIS MINNESOTA                            55408
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code            (612) 951-1000
                                                  ------------------------------

                                      N/A
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)




                               Page 1 of          Pages
                               Exhibit Index on Page 4

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Item 5.  OTHER EVENTS.

         On March 12, 1997, Honeywell Inc. (the "Company") agreed to sell $200,000,000 principal amount of its 6.75% Notes due March 15, 2002 (the "2002 Notes") and $350,000,000 principal amount of its 7.00% Notes due March 15, 2007 (the "2007 Notes" and, together with the 2002 Notes, the "Notes"), all pursuant to an Underwriting Agreement and applicable Pricing Agreements each dated March 12, 1997, among the Company and Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. The Notes will be issued pursuant to that certain Indenture dated as of August 1, 1994 between the Company and The Chase Manhattan Bank (as successor in interest to The Chase Manhattan Bank, N.A.), as Trustee (the "Indenture"), and the respective Officers' Certificate and Company Order each dated March 17, 1997, pursuant to Sections 201 and 301 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by registration statements on Form4 S-3, File Nos. 333-4125 and 333-23201.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         1.1 Underwriting Agreement and applicable Pricing Agreements each dated March 12, 1997, among the Company and Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and Chase Securities Inc.

         4.2 Officers' Certificate and Company Order dated March 17, 1997 pursuant to Sections 201, 301 and 303 of the Indenture dated as of August 1, 1994, between the Company and The Chase Manhattan Bank (as successor in interest to The Chase Manhattan Bank, N.A.), as Trustee (excluding exhibits thereto) (relating to the 2002 Notes).

         4.3 Officers' Certificate and Company Order dated March 17, 1997 pursuant to Sections 201, 301 and 303 of the Indenture dated as of August 1, 1994, between the Company and The Chase Manhattan Bank (as successor in interest to The Chase Manhattan Bank, N.A.), as Trustee (excluding exhibits thereto) (relating to the 2007 Notes).

         4.4  Specimen 2002 Note.

         4.5  Specimen 2007 Note.
                                        -2-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 1997


                             HONEYWELL INC.


                             By    /S/ PAUL N. SALEH
                                   ----------------------------
                                   Paul N. Saleh
                                   Vice President and Treasurer

                                  INDEX TO EXHIBITS
                                  -----------------
(c) EXHIBITS
------------                                                            PAGE NO.


         1.1  Underwriting Agreement and applicable Pricing
              Agreements each dated March 12, 1997, among the Company and Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and Chase Securities Inc..

         4.2 Officers' Certificate and Company Order dated March 17, 1997 pursuant to Sections 201, 301 and 303 of the Indenture dated as of August 1, 1994, between the Company and The Chase Manhattan Bank (as successor in interest to The Chase Manhattan Bank, N.A.), as Trustee (excluding exhibits thereto) (relating to the 2002 Notes)

         4.3 Officers' Certificate and Company Order dated March 17, 1997 pursuant to Sections 201, 301 and 303 of the Indenture dated as of August 1, 1994, between the Company and The Chase Manhattan Bank (as successor in interest to The Chase Manhattan Bank, N.A.), as Trustee (excluding exhibits thereto) (relating to the 2007 Notes)

         4.4  Specimen 2002 Note

         4.5  Specimen 2007 Note








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